UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Reg. §240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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UAN POWER CORP.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

 (Name of Person(s) Filing Information Statement, if other than the Registrant)

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UAN POWER CORP.

2030 POWERS FERRY ROAD SE, SUITE #212, ATLANTA, GA 30339

NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS

June 24, 2022

To the Shareholders of UAN Power Corp.:

This information statement is being provided on behalf of the board of directors (the "Board") of UAN Power Corp. (the "Company") to record holders of shares of our common stock ("Shareholders") as of the close of business on the record date of July 23, 2022. This information statement provides notice that the Board has recommended, and the holder of a majority of the voting power of our outstanding common stock has voted, to approve the following items:

Proposal 1: To authorize a reverse split of the common stock issued and outstanding on a one new share for five hundred thousand (500,000) old shares basis as of July 24, 2022. Fractional shares will be rounded up to the next whole share. (This action requires an amendment to the Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority (“FINRA”)).

Proposal 2: To authorize a forward split of the common stock issued and outstanding as of July 24, 2022. Subsequent to the 1/500,000 reverse split described above, each share of post reverse split adjusted issued and outstanding Common Stock shall be forward split on a one for five hundred (500) basis such that each post reverse split old share represents 500 new shares. Fractional shares will be rounded up to the next whole share. (This action requires an amendment to the Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority (“FINRA”)).

Proposal 3: To authorize the Board of Directors to change the name of the corporation to Ridgedale Holdings, Inc. (This action requires an amendment to the Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority (“FINRA”)).

This information statement describes, in more detail, the actions being taken and the circumstances surrounding the Board's recommendation of the actions.

The Company has filed the Certificate of Amendment to the Certificate of Incorporation and a Certificate of Correction with the Delaware Secretary of State to become effective on July 24, 2022. Under federal securities rules and regulations, we may not make the Corporate Action effective until at least 20 days after the mailing of this Information Statement to our Stockholders. The Company has made the corporate actions effective July 24, 2022, which follows the expiration of such 20-day period, subject to the receipt of approval from FINRA, however, our Board reserves the right not to proceed with the amendment at any time before the filing of the Certificate of Amendment.

The Company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one information statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to the Company's principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the information statement or by calling the Company's principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company's principal executive offices.

The information statement is being provided to you for informational purposes only. Your vote is not required to approve the actions described above. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is June 24, 2022.

We appreciate your continued interest in UAN Power Corp.

Very truly yours,

/s/ Erik S. Nelson

____________________________

Erik S. Nelson, CEO

INFORMATION STATEMENT

OF

UAN POWER CORP.

2030 POWERS FERRY ROAD SE, SUITE #212, ATLANTA, GA 30339

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

June 24, 2022

The Board of the Company determined that it was in the best interest of the Company and its shareholders to take the following actions:

Proposal 1: To authorize a reverse split of the common stock issued and outstanding on a one new share for five hundred thousand (500,000) old shares basis as of July 24, 2022. Fractional shares will be rounded up to the next whole share. (This action requires an amendment to the Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority (“FINRA”)).

Proposal 2: To authorize a forward split of the common stock issued and outstanding as of July 24, 2022. Subsequent to the 1/500,000 reverse split described above, each share of post reverse split adjusted issued and outstanding Common Stock shall be forward split on a one for five hundred (500) basis such that each post reverse split old share represents 500 new shares. Fractional shares will be rounded up to the next whole share. (This action requires an amendment to the Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority (“FINRA”)).

Proposal 3: To authorize the Board of Directors to change the name of the corporation to Ridgedale Holdings, Inc. (This action requires an amendment to the Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority (“FINRA”)).

THE COMPANY AND THE PROPOSALS

The Company’s mailing address is 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339 and our telephone number is (404) 816-8240.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10 Registration Statement filed with the Securities and Exchange Commission at www.sec.gov. Copies of the Company's Form 10 are available upon request to: Erik Nelson, Chief Executive Officer, UAN Power Corp., 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339.

The Majority Shareholder of UAN Power Corp. submitted his written consent to the shareholder resolutions described in this Information Statement on or about May 24, 2022 to be effective on or about 20 days after the date of mailing. As of June 24, 2022, the Majority Shareholder beneficially holds of record 1,400,100,000 shares (assumes the conversion of the 200,000 Series A Preferred shares beneficially owned by Mr. Nelson, and the full exercise of the Class A and Class B warrants beneficially owned by Mr. Nelson) of common stock issued and outstanding (1,794,157,24 fully diluted common shares). As of June 24, 2022, the voting rights of the Majority Shareholder was equal to 78.04% of the total voting rights. The Majority Shareholder is Erik Nelson, our Chief Executive Officer, President, and director. The remaining outstanding shares of common stock are held by approximately 42 other shareholders of record.

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The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to the shareholder resolution described in this Information Statement by a written consent. The affirmative vote of the holder of a majority of the outstanding common stock of the Company is required to adopt the proposal described in this Information Statement. Delaware law does not require that the proposed transaction be approved by a majority of the disinterested shareholders.

The Majority Shareholder submitted his written consent to the shareholder resolutions described in this Information Statement on or about May 24, 2022, to be effective upon a date specified in the filing of an amendment to our Certificate of Incorporation with the Secretary of State and approval from FINRA.

PROPOSALS ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL 1:

TO AUTHORIZE A REVERSE SPLIT OF THE COMMON STOCK ISSUED AND OUTSTANDING ON A ONE NEW SHARE FOR FIVE HUNDRED THOUSAND TO THE NEXT WHOLE SHARE. (THIS ACTION REQUIRES AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND REQUIRES THE APPROVAL OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY (“FINRA”)).

A copy of the proposed Certificate of Amendment to the Certificate of Incorporation effecting the Reverse Stock Split is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”). A Certificate of Correction is attached as Exhibit B to this Information Statement (the “Certificate of Correction”).

The Certificate of Amendment and Certificate of Correction will be effective upon receipt of approval from the Financial Industry Regulatory Authority (“FINRA”) and the filing with the Secretary of the State of Delaware (the “Effective Date”). The new split adjusted share certificates will be transmitted to the shareholders of record when old certificates are sent into the transfer agent at the shareholder’s request. The Corporation’s Common Stock are subject to quotation on the OTC Markets, Pink Open Market, under the symbol “UPOW”.

Our Majority Shareholder has approved a pro-rata reverse split of our common stock, by which up to each five hundred thousand shares would become one share. The effective date of the reverse split will be approximately 20 days following the date of the mailing of this Information Statement and upon filing of documentation with FINRA. This is not a "going private" transaction, and shareholders which are reduced to less than one share will be round up to a whole share. This requires an Amendment to the Certificate of Incorporation to accomplish the reverse split.

Due to the current number of issued and outstanding shares of common stock as of June 24, 2022 (394,157,245) compared to the authorized of 400,000,000 common shares, and with the need to seek new funding through issuance of common stock, the Company is poorly positioned under its current market share price.

There are no pending private offerings of shares, nor are there any pending acquisitions for which shares are committed to be issued.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

We believe that reverse split will be advantageous to us and to all shareholders because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any

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assurance, make our capitalization structure more attractive.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. one for five hundred thousand shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Delaware law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

PROPOSAL 2:

TO AUTHORIZE A FORWARD SPLIT OF THE COMMON STOCK ISSUED AND OUTSTANDING ON A ONE SHARE WOULD BECOME FIVE HUNDRED SHARES BASIS AS OF JULY 24, 2022. FRACTIONAL SHARES WILL BE ROUNDED UP TO THE NEXT WHOLE SHARE. (THIS ACTION REQUIRES AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND REQUIRES THE APPROVAL OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY (“FINRA”)).

A copy of the Certificate of Amendment to the Certificate of Incorporation effecting the Forward Stock Split is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”). A Certificate of Correction is attached as Exhibit B to this Information Statement (the “Certificate of Correction”).

The Certificate of Amendment and Certificate of Correction will be effective upon receipt of approval from the Financial Industry Regulatory Authority (“FINRA”) and the filing with the Secretary of the State of Delaware (the “Effective Date”). The new split adjusted share certificates will be transmitted to the shareholders of record when old certificates are sent into the transfer agent. There is no mandatory surrender, the stock records will automatically be adjusted. The Corporation’s Common Stock are subject to quotation on the OTC Markets, Pink Open Market, under the symbol “UPOW”.

Our Majority Shareholder has approved a pro-rata forward split of our common stock, after the reverse split discussed above in Proposal No. 1, by which each one share would become five hundred (500) shares. The effective date of the forward split will be approximately 20 days following the date of the mailing of this Information Statement and upon filing of documentation with FINRA. This is not a "going private" transaction, and shareholders which are reduced to less than one hundred shares will be redeemed as set forth above. This requires an Amendment to the Certificate of Incorporation to accomplish the forward split.

There are no pending private offerings of shares, nor are there any pending acquisitions for which shares are committed to be issued.

We believe that forward split will be advantageous to us and to all shareholders because it may provide the opportunity for higher share prices based upon ability for shareholders to own round lots of 100 shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in

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the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

Shareholders should note that, after the forward split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be increased by the factor of the forward, i.e. one share for five hundred shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Delaware law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

Once the reverse split and the forward split has occurred, Management believes the Company will then be better structured to seek equity financing because no significant equity investment can be made under the current capital structure.  The current price of less than $0.01 per share, impairs the potential ability of the Company to raise capital by issuing new shares and the Company trades in the Pink Sheets for its quotes low price.  The Company has not identified any sources of equity financing at this time.  There is no assurance that the Company will have any success in seeking equity financing in the future if it chooses to.

Future Dilutive Transactions

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.  The Company has not entered into any such transactions as of the filing of this Information Statement.

The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now, after the reverse split to as little as 1%.

2. Control of the Company by stockholders may change due to new issuances.

3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

4. Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company may not retain control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions

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obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively.  However, we cannot control the market’s reaction.

Dissenting shareholders have no appraisal rights under Delaware law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

The table below shows the effect of the 500,000 for 1 reverse split followed by the 1 for 500 forward split.

TABLE SHOWING THE EFFECT OF THE FIVE HUNDRED THOUSAND FOR ONE REVERSE SPLIT FOLLOWED BY THE ONE FOR FIVE HUNDRED FORWARD SHARE SPLIT

Shares Held Pre-Reverse	Shares Held Post- Forward
1,000,000,000	1,000,000
100,000,000	100,000
10,000,000	10,000
1,000,000	1,000
500,000	500
>500,000*	500

*Shareholders who hold less than 500,000 shares pre-split would have fractional shares after the reverse-split, but such fractional shares will be rounded up to the next whole share.

PROPOSAL 3:

TO AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE THE NAME OF THE CORPORATION TO RIDGEDALE HOLDINGS, INC. THIS ACTION REQUIRES AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND REQUIRES THE APPROVAL OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY (“FINRA”)).

Erik S. Nelson, CEO, President, Director and a shareholder in our Company, who owns approximately 78.04% of our common stock and 100% of our Series A Convertible Preferred stock, 100% of our Class A Warrants, and 100% of our Class B Warrants, approved an Amendment by written consent in lieu of a special meeting of our shareholders to change the Company name to Ridgedale Holdings, Inc.

This action was approved on May 24, 2022 by our Board of Directors. The Company’s Board of Directors has fixed July 23, 2022 as the record date (the “Record Date”), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.

This requires an amendment to our Certificate of Incorporation and requires the approval of the Financial Industry Regulatory Authority.  Our stock symbol will be changed.

We believe that the name change in our Certificate of Incorporation is in the best interest of our corporation. A copy of the proposed Certificate of Amendment to the Certificate of Incorporation effecting the name change is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”).

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MANAGEMENT INFORMATION

Biographical Information on Officers and Directors and Significant Employees

The following table sets forth the names, ages, and positions with us for each of our directors and officers as of June 24, 2022

Name	Age	Position
Erik S. Nelson	54	Chief Executive Officer, President, and Director

Yin-Chieh Cheng	43	Chief Financial Officer

Erik S. Nelson, Chief Executive Officer, President and Director

Erik S. Nelson, age 54, our sole director, was appointed as CEO, President, and a Member of the Board of Directors on October 26, 2020. Mr. Nelson is a graduate of the University of Colorado (1989) with a bachelors in Business Administration, with an emphasis in Finance.

Mr. Nelson’s specific experience and qualifications, attributes or skills as listed below led to the conclusion that he should serve as a director:

•	Mr. Nelson has a diverse knowledge of financial, legal, and operations management, public company management, accounting, audit preparation, due diligence reviews and SEC regulations.

•	Mr. Nelson has experience in assisting companies to comply with the Securities and Exchange Commission rules, corporate reorganizations, and the FINRA corporate action process. Additionally, Mr. Nelson has extensive experience in evaluating business plans of companies in a variety of industries.

•	Mr. Nelson is also the President of Coral Capital Advisors, LLC. an advisory services firm founded in 1995 that provides services to privately held and publicly traded companies.

•	As President of Coral Capital Advisors, Mr. Nelson has consulted on several acquisitions and corporate restructurings. This includes the acquisition of Nexland, Inc. by Winstar Resources in 1999, ISNI.net, Inc. by Hawkeye Corp. in 2000, 3Pea Technologies, Inc. by Tika, Corp. in 2006, and Digitiliti, Inc. by Themescapes, Inc. in 2007. Additionally, Mr. Nelson provides due diligence services through his consulting firm, Coral Capital Advisors, LLC.

•	Mr. Nelson is also the President of Mountain Share Transfer, LLC, an SEC registered stock transfer agent since September 2012. As President of Mountain Share Transfer, Mr. Nelson has gained valuable experience in operational management for public and private companies, and corporate governance for over 50 public company clients.

•	Mr. Nelson has experience in preparing companies for audits.

•	Mr. Nelson is experienced in corporate record keeping resulting in part from his experience in stock record keeping related to companies which are clients of Mr. Nelson’s company, Mountain Share Transfer, LLC. Mr. Nelson has experience in filings with the Securities and Exchange Commission for companies he consults for including 10-K’s, 10-Q’s, Registration Statements, 8-K’s, Section 14 Compliance, and financial reporting.

•	Mr. Nelson has served as a member of the Board of Directors of the following publicly traded companies: BitMine Immersion Technologies, Inc., Vinings Holdings, Inc., Nocera, Inc., Wolverine Holding Corp., and Cyclone Holdings, Inc.

Mountain Share Transfer and Erik Nelson consented to an SEC Order in 2015 related to failure to file an updated correct TA-1 Form and other administrative violations and disclosure matters of the Transfer Agent, Mountain Share Transfer (Administrative Proceeding file no. 3-16378, 34 Act Rel. no. 74226). Mr. Nelson was disciplined by the NASD in 1995 for misconduct involving accounts when he was acting as a registered broker representative. He consented to censure, and a bar from being a representative, and was fined $50,000. He had been terminated as a registered representative and has not been reinstated since then.

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Additional Information

Pursuant to the definition contained with the Securities Act, Mr. Nelson is deemed to be a promoter of this Company and those listed below.

The business purpose of this blank check company as well as the previous blank check companies that Mr. Nelson was involved with, were to engage in a business merger or acquisition with an unidentified company or companies.

The information below summarizes all of the blank check companies, which filed a registration statement on Form 10-12g, with which Mr. Nelson has been affiliated with within the past five years.

Name of Company	Date of Transaction	Compensation Received in the Transaction	Shares Received/Retained in the Transaction
Sandy Springs Holdings, Inc.	July 16, 2021 (1)	$106,922.73 (2)	1,505,000 (2)
Vinings Holdings, Inc.	February 12, 2021 (3)	$300,000 (3)	400,000 (3)
Nocera, Inc. (4)	December 31, 2018	$175,000 (4)	652,600 (4)

	Market		From	To
Name of Issuer	Ticker	Positions	MM - YYYY	MM-YYYY
Sandy Springs Holdings, Inc. (1)	OTC – SSHI	CEO, CFO, Secretary, Director (2a)	08 - 2019	Present
Vinings Holdings, Inc. (3)	OTC - COEP	CEO, CFO, Secretary, Director	10 – 2019	02 - 2021
Nocera, Inc. (4)	OTC - NCRA	CEO, CFO, Secretary, Director	08 – 2002	12 -2021

______________________

(1) Sandy Springs Holdings, Inc. f/k/a Renewable Energy Solutions, Inc., filed a Form 10 Registration Statement on October 27, 2020. By a written consent dated July 16, 2021, holders of a majority of the Company’s issued and outstanding common stock approved a resolution to appoint Jonathan Bates, Raymond Mow, Michael Maloney and Seth Bayles (the “New Directors”) to the board of directors of the Company, and to appoint Jonathan Bates as Chairman. At the same time, the shareholders approved the issuance of 34,749,999 shares of common stock in the Company’s offering of common stock at $0.015 per share. The New Directors or their affiliates acquired an aggregate of 21,450,000 shares of common stock in the offering.

The appointment of the New Directors to the Company’s board, and sale to the New Directors of a controlling interest in the Company, were made in order to enable the Company to enter the business of creating a hosting center for Bitcoin mining computers primarily utilizing immersion cooling technology, as well mining the Bitcoin digital currency for its own account.

(2) Following the acquisition of the controlling interest, the promissory note to Coral Investment Partners was repaid in full. Coral Investment Partners retained 1,505,000 common shares representing 3.68% of the issued and outstanding shares of Sandy Springs Holdings, Inc. Additionally, Coral Investment Partners holds 500,000 Class A Warrants exercisable at $2.00/share, and 500,000 Class B Warrants exercisable at $5.00/share. No other fees have been paid to Coral Investment Partners or Mr. Nelson. In July of 2021, Sandy Springs Holdings, Inc. amended its Articles of Incorporation to change the name of the company to BitMine Immersion Technologies, Inc.

(2a) On July 16, 2021, Erik S. Nelson resigned as Chief Financial Officer and Corporate Secretary. Mr. Nelson remains Chief Executive Officer.

(3) Vinings Holdings, Inc. f/k/a NaeroDynamics, Inc. filed a Form 10 Registration Statement on August 12, 2020. On February 12, 2021, Vinings Holdings completed the acquisition of Coeptis Pharmaceuticals, Inc. At the time of the acquisition the outstanding promissory note to Coral Investment Partners in the amount of $51,835 was repaid in full. Additionally, at the closing of the merger, Coeptis Pharmaceuticals purchased 328,000 of its common shares from Coral Investment Partners for an aggregate of approximately $247,165; and Coral Investment Partners sold 8,000 Series B Preferred shares to the CEO of the Company for $1,000. Coral Investment Partners retained 400,000 common shares, 500,000 Class A Warrants exercisable at $2.00/share, and 500,000 Class B Warrants exercisable at $5.00/share. Following the completion of the acquisition, Vinings Holdings changed its name to Coeptis Therapeutics, Inc.

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(4) Nocera, Inc. filed a Form 10 Registration Statement on October 19, 2018. On December 31, 2018 the company acquired Grand Smooth Inc., Ltd. (“GSI”), a Taiwan based company involved in the production of Recirculating Aquaculture Systems (“RAS”) for land based fish farms. Concurrent with the closing of the acquisition, GSI contributed $175,000 to Nocera which was disbursed to Nelson Fiorino Holdings, LLC. for the settlement of any tax issues relating to foreign ownership reporting, and clearance thereof from the IRS, and payment of any costs and assessments therefrom, after which time any balance left shall be released to Nelson Fiorino Holdings, LLC, as compensation for managing the process. At the time of the merger, Nelson Fiorino Holdings owned 1,000,000 common shares, 500,000 Class A Warrants exercisable at $0.50/share, and 500,000 Class B Warrants exercisable at $1.00/share. Mr. Nelson held a 50% interest in Nelson Fiorino Holdings. At the time of the merger, Coral Investment Partners owned 150,000 common shares, 150,000 Class A Warrants, and 150,000 Class B Warrants. Mr. Nelson remains the beneficial owner of 652,600 shares representing 7.15% of the issued & outstanding shares. On December 31, 2018 Mr. Nelson resigned as President and CFO of Nocera, Inc. On December 31, 2021 Mr. Nelson resigned as Secretary and a member of the Board of Directors of Nocera, Inc.

Yin-Chieh Cheng, Chief Financial Officer

On November 18, 2020, Mr. Cheng was appointed Chief Financial Officer of our Company. Mr. Cheng also serves as Chairman of the Board, Chief Executive Officer, President and Director of Nocera, Inc. (since October 29, 2019 to present). Mr. Cheng previously served as Chief Financial Officer and Treasurer of Nocera, Inc. from December 27, 2018 until October 28, 2019. Prior to that role, from December 1, 2014, to present, Mr. Yin-Chieh Cheng acted as a director of Shengbo Accounting Firm in Shanghai. Mr. Yin-Chieh Cheng holds a bachelor’s degree in Accounting from George Mason University in Virginia.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Executive compensation during the two years ended June 30, 2021 and 2020 was as follows:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(a)	OPTIONS AWARDS ($)	NONQUALIFIED DEFERRED COMPENS- ATION ($)	ALL OTHER COMP ($)	TOTAL
Erik S. Nelson, CEO and President, Director (1)	2021	$0	$0	$500,000	$0	$0	$0	$500,000
	2020	$0	$0	$0	$0	$0	$0	$0
Yin-Chieh Cheng, CFO (2)	2021	$0	$0	$0	$0	$0	$0	$0
	2020	$0	$0	$0	$0	$0	$0	$0
Kuan-Yin Cheng, President and Director (3)	2021	$0	$0	$0	$0	$0	$0	$0
	2020	$0	$0	$0	$0	$0	$0	$0

(1) Erik S. Nelson, our sole director, was appointed as CEO and President on October 26, 2020.
(2) Yin-Chieh Cheng was appointed as CFO on November 18, 2020
(3) Kuan-Yin Cheng resigned as President and Director on October 26, 2020.

(a)	The assumptions made to estimate a value of $500,000 in stock based compensation are as follows:

•	The Preferred Shares are convertible into 1,000,000,000 shares of common stock.
•	These Preferred Shares coupled with the warrants gave Coral Investment Partners effective control of the Company.
•	There is no current trading market for UAN Power.
•	Valuing the shares at par value, would have yielded an unrealistically low price to value a fully reporting shell company. The important determination was to value the beneficial conversion feature of the Preferred shares.
•	Fully reporting shell companies have recently been valued at between $250,000 to $500,000. The Company believes that the most realistic metric to benchmark this transaction at approximately $500,000.
•	To be conservative in recording expense, the Company used the higher end of the range of the shell value as an estimate of value of the stock-based transaction.

8

Outstanding Equity Awards At Fiscal Year End

The following table sets forth certain information concerning outstanding equity awards held by the Chief Executive Officer and the Company's compensated executive officers for the fiscal year ended June 30, 2021 the "Named Executive Officers"):

Name	Option Awards
	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options (#) Non-exercisable	Option Exercise Price	Option Expiration Date
Erik S. Nelson, CEO, President, Director (1)	0	0	$0	N/A
Yin-Chieh Cheng, CFO (2)	0	0	$0	N/A
Kuan-Yin Cheng, President and Director (3)	0	0	$0	N/A

(1) Erik S. Nelson, our sole director, was appointed as CEO and President on October 26, 2020.
(2) Yin-Chieh Cheng was appointed as CFO on November 18, 2020
(3) Kuan-Yin Cheng resigned as President and Director on October 26, 2020.

Option/SAR Grants

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Aggregated Option/SAR Exercises in Last Fiscal Year

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Director Compensation

The following table sets forth the compensation, if any, paid by the Company to those directors who served on the Company's Board of Directors, during the year ended June 30, 2021.

Director's Compensation

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non- qualified Deferred Compensation	All Other Compensation	Total
Erik S. Nelson (1)	$0	$0	$0	$0	$0	$0	$0
Kuan-Yin Cheng (2)	$0	$0	$0	$0	$0	$0	$0

(1) Erik S. Nelson, our sole director, was appointed as CEO and President on October 26, 2020.
(2) Kuan-Yin Cheng resigned as President and Director on October 26, 2020.

The Company currently does not compensate its directors with cash.

Employment Agreements

The Company does not have any employment agreements in place with its officers at this time.

9

Compensation Pursuant to Plans

Stock Option Plan

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee; all decisions on the compensation of executive officers of the Company are made by the full board of directors.

Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 24, 2022, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each director and each of our named executive officers and (iii) all executive officers and directors as a group.

The number of shares of Common Stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

OFFICERS AND DIRECTORS

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner		Percent of Class Outstanding (2)
Common Shares	Erik S. Nelson, CEO, President and Director (3)(7)	1,400,100,000		78.04%
Common Shares	Yin-Chieh Cheng, CFO (7)	75,000,000		19.03%
Common Shares	All Directors and Executive Officers as a Group	1,475,100,000		97.07%

Series A Preferred Shares	Erik S. Nelson, CEO, President and Director (4)	200,000	(5)(6)	100%
Series A Preferred Shares	All Directors and Executive Officers as a Group	200,000		100%

Class A Warrants	Erik S. Nelson, CEO, President and Director (4)	200,000,000		100%
Class A Warrants	All Directors and Executive Officers as a Group	200,000,000		100%

Class B Warrants	Erik S. Nelson, CEO, President and Director (4)	200,000,000		100%
Class B Warrants	All Directors and Executive Officers as a Group	200,000,000		100%

(1)	The address of each person listed above, unless otherwise indicated, is c/o UAN Power Corp. 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339.
(2)	Based upon 394,157,245 common shares issued and outstanding on a fully diluted basis.
(3)	Sterling Holdings & Investments, LLC is Georgia limited liability company. Mr. Nelson is the President and sole shareholder of the company.
(4)	Coral Investment Partners, LP. is an investment partnership. Mr. Nelson is President of the General Partner, and thus has control of the shares owned by the partnership.
(5)	Each share of preferred stock is convertible into 5,000 shares of common stock.
(6)	Mr. Nelson also beneficially owns 200,000,000 Class A warrants and 200,000,000 Class B warrants
(7)	Assumes the conversion of the 200,000 Series A Preferred shares beneficially owned by Mr. Nelson, and the full exercise of the Class A and Class B warrants beneficially owned by Mr. Nelson.
10

 GREATER THAN 5% STOCKHOLDERS

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (1)
Common Shares	Erik Nelson (2)(3) 2030 Powers Ferry Rd SE, Suite #212 Atlanta, GA 30339	1,400,100,000	78.	04%

(1)	Based upon 394,157,245 common shares issued and outstanding on a fully diluted basis.
(2)	Coral Investment Partners, LP. is an investment partnership. Mr. Nelson is President of the General Partner, and thus has control of the shares owned by the partnership.
(3)	Assumes the conversion of the 200,000 Series A Preferred shares beneficially owned by Mr. Nelson, and the full exercise of the Class A and Class B warrants beneficially owned by Mr. Nelson.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

As of the date of this filing and since May 7th, 2021 there have been no issuances of any class of stock, or any other security.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(s) forms they file.

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock by each person who, at any time during the 2021 fiscal year and through the date of this filing, was a director, officer, or beneficial owner of more than 10% of our common stock, were timely, except as follows:

Erik S. Nelson – Form 3 and Schedule 13D

Yin-Chieh Cheng – Form 3

SHAREHOLDER PROPOSALS

Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Company a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.  Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission.  Shareholder proposals should be addressed to the Secretary of the Company.

BOARD RECOMMENDATION OF PROPOSALS

The Board of Directors of the Company voted unanimously to implement the Proposed Amendments. The Board of Directors believes that the Amendments will serve the Company's current business. The Company is not expected to experience any tax consequence as a result of the Amendment.

11

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Corporation can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will provide without charge an information statement upon written or oral request of such person by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to Erik Nelson, CEO, at UAN Power Corp., 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

This Information Statement is dated June 24, 2022. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders does not create any implication to the contrary.

This Information Statement is first being mailed or furnished to stockholders on or about June 24, 2022. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will not reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors

UAN POWER CORP.

By: /s/ Erik S. Nelson

Erik S. Nelson,

Chief Executive Officer

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EXHIBIT A

UAN Power Corp.

Certificate of Amendment to the Certificate of Incorporation

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:33 PM 06/21/2022
FILED 12:33 PM 06/21/2022
SR 20222778334 - File Number 5023723

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
UAN POWER CORP.
a Delaware Corporation

(pursuant to Section 242 of the Delaware General Corporation Law)

UAN Power Corp. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("GCL"), through its duly authorized officers and by the authority of the Board of Directors do hereby certify:

FIRST: That is accordance with the provisions of Section 242 of the GCL, the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting for the proposed amendment are as follows:

> **RESOLVED,** the changing of the Company's name to Ridgedale Holdings, Inc. is hereby approved.
>
> **RESOLVED,** a net 1 for 1,000 reverse-split of the Company's shares involving a 1 for 500,000 reverse-split, with all fractional shares rounded upwards to the nearest whole share, and an immediately 500 for 1 forward split is hereby approved with the language contained below.

SECOND: That thereafter, pursuant to a resolution of its Board of Directors, in accordance with Section 242 of the GCL, a majority of the Corporation's stockholders approved and authorized the amendments (the "Amendments") by written consent in lieu of a meeting.

THIRD: Article 1 of the Certificate of Incorporation shall be as follows:

> The name of this corporation is Ridgedale Holdings, Inc. (the "Corporation")

> **Consolidation and Forward Split** Each share of issued and outstanding Common Stock as of a record date of July 7, 2022, is reverse split on a One (1) for Five Hundred Thousand (500,000) basis on July 8th, 2022 at 9 AM EDT, such that each old share represents 1/500,000 of a new share, at the beneficial owner level. A surrender of the old share certificate is not required to be made by each shareholder, and the stockholder records will be automatically adjusted to reflect the reverse split. Any fractional Shares shall be rounded up to the next whole share. Immediately afterwards, at 10 AM EDT, all issued and outstanding common shares, after the rounding up for fractional shares to next whole share, shall be forward split on the basis of Five Hundred (500)-new-shares for-One (1)-old-share of common stock. The new split adjusted share certificates will be transmitted to the shareholders of record when old certificates are surrendered to the transfer agent. Fractional shares will be rounded up to the next whole share in beneficial owner's names. (The effective dates may be amended and extended by Board action in the event of delays in approval by Finra.)

FIFTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of GCL.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to be signed by Erik Nelson, its duly authorized President and Principal Executive Officer this 27th day of May, 2022.

Sincerely,

Erik S. Nelson

Erik Nelson,
President

EXHIBIT B

UAN Power Corp.

Certificate of Correction

STATE OF DELAWARE

CERTIFICATE OF CORRECTION

UAN Power Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFTY:

1.	The name of the corporation is UAN Power Corp.

2.	That a Certificate of Amendment of Certificate of Incorporation was filed by the Secretary of State of Delaware on June 21, 2022 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3.	Article 4 of said Certificate had the following defect requiring correction:

Article 4 had record date of July 7th, and an effective date of July 8th. These dates required correction in order to comply with the twenty (20) day notice to shareholders required by applicable Securities and Exchange Commission regulations.

4.	Article 4 of said Certificate is corrected to read as follows:

Section 4.1 of Article 4 “Capital Stock” of the Corporation’s Certificate of Incorporation be amended to add the language as follows:

Consolidation and Forward Split Each share of issued and outstanding Common Stock as of a record date of July 23, 2022, is reverse split on a One (1) for Five Hundred Thousand (500,00) basis on July 24, 2022 at 9:00am EDT, such that each old share represents 1/500,000th of a new share, at the beneficial owner level. Any and all fractional Shares shall be rounded up to the next whole share. Fractional shares will be rounded up to the next whole share at the beneficial owner level. Immediately afterwards, all issued and outstanding common shares, after the rounding up for fractional shares to the next whole share, shall be forward split on a basis of Five Hundred (500) new shares for One (1) old share of common stock. The new split adjusted share certificates will be transmitted to the shareholders of record when old certificates are transmitted to the transfer agent. (The effective dates may be amended and extended by Board Action in the event of delays in approval by FINRA or to comply with applicable Securities and Exchange Commission regulations.)

5.	Article 6 of said Certificate had the following defect requiring correction.

That the Certificate of Amendment of the Certificate of Incorporation shall be effective on June 30, 2022 This date requires correction comply with the twenty (20) day notice to shareholder required by applicable Securities and Exchange Commission regulations.

6.	Article 6 of said Certificate is corrected to read as follows:

That the Certificate of Amendment of the Certificate of Incorporation shall be effective on July 23, 2022.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Correction this 22nd day of June, AD 2022.

Sincerely,

/s/ Erik Nelson

Erik Nelson, President

UAN Power Corp.